THE TARGET PORTFOLIO TRUST

Supplement dated October 6, 2008 to

the Prospectus dated December 31, 2007

This supplement amends the Prospectus of The Target Portfolio Trust (the “Trust”) dated December 31, 2007 and is in addition to any existing supplements to the Trust’s Prospectus.

Class T shares of each of the Portfolios currently may be purchased by participants in the TARGET Program, a non-discretionary, investment advisory program that is offered on a limited basis through Pruco Securities Corporation to existing participants in the TARGET Program. Class T shares of the Portfolios are also offered to certain investors who do not participate in the TARGET Program, as explained in the Prospectus on page 78 under the caption, “How to Buy, Sell and Exchange Shares of the Trust – Introduction.” The Trust has determined it will close the TARGET Program. There will be no change in a shareholder’s investment in the Target Portfolios solely as a result of the closing of the TARGET Program. Investors in the TARGET Program should contact their financial advisor for further information. Effective on or about December 15, 2008, references in the Prospectus to the TARGET Program are deleted from the Prospectus.

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